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                                                                  Exhibit 10-5


                                                              October 20, 1998



Lexington Precision Corporation
767 Third Avenue
New York, New York  10017

                  Re: AMENDMENT TO FINANCING AGREEMENTS

Gentlemen:

         Reference is made to certain financing agreements dated January 11, 1990 between Lexington Precision Corporation ("LPC") and Congress Financial Corporation ("Congress"), including, but not limited to, an Accounts Financing Agreement [Security Agreement], as amended (the "Accounts Agreement"), and all supplements thereto and all other related financing and security agreements (collectively, all of the foregoing, as the same have heretofore or contemporaneously been or may be hereafter, amended, replaced, extended, modified or supplemented, the "Financing Agreements").

         In connection with the financing arrangements pursuant to the Accounts Agreement and the other Financing Agreements, the parties hereto hereby agree to amend the Financing Agreements, as set forth below:

         1. NEW EQUIPMENT TERM LOANS. Section 2(a) of the letter agreement re:
Amendment to Financing Agreements, dated as of March 25, 1994, between Congress and LPC, as heretofore amended by the letter agreement re: Amendment to Financing Agreements, dated as of August 1, 1994, the January 31, 1995 Amendment, and the March 11, 1997 Amendment (as so amended, the "New Equipment Term Loan Agreement") is hereby deleted in its entirety and replaced with the following, effective for New Equipment Term Loans made after the date hereof:

                           "(a) Subject to and upon the terms and conditions
                  contained herein and in the other Financing Agreements, including the sublimit set forth below in Section 2(b), Congress shall, in its discretion, make New Equipment Term Loans to LPC, from time to time, at LPC's request, of up to
                  (i) sixty-five (65%) percent of the Cost of Eligible New Equipment, or (ii) if LPC shall elect to obtain an Appraisal Report (as defined below) or if the Eligible New Equipment which is the subject of the New Equipment Term Loan requested hereunder is equivalent in all respects (including, without limitation, model, make and manufacturer) to Equipment shown in an acceptable Appraisal Report prepared not more than twenty-four (24) months prior to the date the requested New Equipment Term Loan is to be made, ninety (90%) percent of the appraised orderly liquidation value of


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                  such Eligible New Equipment (or such equivalent Equipment) as shown in such Appraisal Report. As used herein, "Appraisal Report" shall mean an orderly liquidation value appraisal report prepared for Congress, at LPC's expense, by MB Valuation Services, Inc., Daley-Hodkin Appraisal Corporation or other appraiser reasonably satisfactory to Congress, and including the orderly liquidation value appraisal reports of MB Valuation Services Inc., dated January 15, 1997, with respect to LPC's Equipment".

         2. INVENTORY LOANS.

                  (a) INVENTORY ADVANCE RATES. Paragraph 2 of the Letter re:
Inventory Loans, dated March 23, 1990, by LPC in favor of Congress (the "Inventory Loan Letter"), as heretofore amended by the August 1, 1995 Amendment, is hereby amended by deleting the phrase "(i) up to sixty-five (65%) percent of the Value of eligible finished goods Inventory, (ii) up to fifty (50%) percent of the Value of eligible raw materials Inventory and (iii) up to thirty (30%) percent of the scrap value of eligible work-in- process Inventory" and replacing it with the following:

                           "(i) up to sixty-five (65%) percent of the Value of
                  eligible finished goods Inventory, (ii) up to sixty-five (65%) percent of the Value of eligible raw materials Inventory,
                  (iii) up to sixty-five (65%) percent of the value of eligible work-in-process Inventory and (iv) up to fifty (50%) percent of the Value of eligible Inventory of scrap metal saleable as a commodity".

                  (b) INVENTORY SUBLIMIT. Paragraph 3 of the Inventory Loan Letter is hereby further amended by deleting the reference to "$6,000,000" and replacing it with "$7,000,000".

         3. ACCOUNTS RECEIVABLE ADVANCE RATES. Section 2.1 of the Accounts Agreement is hereby amended by deleting the reference to "eighty-five percent (85%)" and replacing it with "eighty-seven and one-half percent (87.5%)".

         4. REPRESENTATIONS, WARRANTIES AND COVENANTS. In addition to the continuing representations, warranties and covenants heretofore or hereafter made by LPC to Congress pursuant to the Financing Agreements, LPC hereby represents, warrants and covenants with and to Congress as follows (which representations, warranties and covenants are continuing and shall survive the execution and delivery hereof and shall be incorporated into and made a part of the Financing Agreements):

                  (a) No Event of Default exists or has occurred and is continuing on the date of this Amendment.

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                  (a) This Amendment has been duly executed and delivered by LPC and is in full force and effect as of the date hereof, and the agreements and obligations of LPC contained herein constitute the legal, valid and binding obligations of LPC enforceable against LPC in accordance with their terms.

         5. CONDITIONS TO EFFECTIVENESS OF AMENDMENT. Anything contained in this Amendment to the contrary notwithstanding, the terms and provisions of this Amendment shall only become effective upon the satisfaction of the following additional conditions precedent: Congress shall have received an executed original or executed original counterparts (as the case may be) of this Amendment, together with an Amendment between LCI and Congress with respect to the LCI Financing Agreements and the documents and instruments required thereunder (if any) and the satisfaction of all conditions precedent to the effectiveness thereof, which shall be in form and substance satisfactory to Congress.

         6. EFFECT OF THIS AMENDMENT. Except as modified pursuant hereto, the Accounts Agreement and all supplements to the Accounts Agreement and all other Financing Agreements, are hereby specifically ratified, restated and confirmed by the parties hereto as of the date hereof and no existing defaults or Events of Default have been waived in connection herewith. To the extent of conflict between the terms of this Amendment and the Accounts Agreement or any of the other Financing Agreements, the terms of this Amendment control.

         7. FURTHER ASSURANCES. LPC shall execute and deliver such additional documents and take such additional actions as may reasonably be requested by Congress to effectuate the provisions and purposes of this Amendment.

         8. GOVERNING LAW. This Amendment shall be governed by and construed in accordance with the laws of the State of New York without reference to its principles of conflicts of law.





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         By the signatures hereto of the duly authorized officers, the parties hereto mutually covenant, warrant and agree as set forth herein.

                                             Very truly yours,

                                             CONGRESS FINANCIAL CORPORATION

                                             By:    Herbert C. Korn
                                                 -----------------------------

                                             Title: Assistant Vice President
                                                    --------------------------

AGREED AND ACCEPTED:

LEXINGTON PRECISION CORPORATION

By:     Dennis J. Welhouse
    ------------------------------

Title:  Senior Vice President
       ---------------------------

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                                     CONSENT
                                     -------


         The undersigned guarantor hereby consents to the foregoing Amendment, agrees to be bound by its terms applicable to it, and ratifies and confirms the terms of its Guarantee and Waiver dated January 11, 1990 as applicable to all present and future indebtedness, liabilities and obligations of LEXINGTON PRECISION CORPORATION ("LPC") to CONGRESS FINANCIAL CORPORATION ("Congress"), including, without limitation, all indebtedness, liabilities and obligations under the Financing Agreements as amended hereby.

                                              LEXINGTON COMPONENTS, INC.

                                              By:     Dennis J. Welhouse
                                                  ----------------------------

                                              Title:  Senior Vice President
                                                    --------------------------



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